UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	October 14, 2003

MGIC Investment Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

MGIC Plaza, 250 East Kilbourn Avenue
Milwaukee, Wisconsin 53202

(Address of principal executive offices including zip code)

(414) 347-6480

(Registrant’s telephone number)

SIGNATURES
INDEX TO EXHIBITS
EX-99 Press Release

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Pursuant to General Instruction B.6 to Form 8-K, the Company’s October 15, 2003 press release is furnished as Exhibit 99 and is not filed.

Item 12. Results of Operations and Financial Condition

On October 14, 2003, the Company released for issuance on October 15, 2003 a press release announcing its results of operations for the quarter ended September 30, 2003 and certain other information. The press release is furnished as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date: October 14, 2003	By:	\s\ Joseph J. Komanecki Joseph J. Komanecki
Senior Vice President, Controller and
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99	Press Release dated October 15, 2003. (Pursuant to General Instruction B.6 to Form 8-K, this press release is furnished and is not filed.)